SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 16, 1999

                     Partners First Receivables Funding, LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


333-29495 and 333-29495-01                                52-2072056
(COMMISSION FILE NUMBERS)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                            Index to Exhibits appears at page 4.

ITEM 5.  OTHER EVENTS.

         None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION
-----------    --------------------

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                  (REGISTRANT)



Dates:  August 16, 1999             By:     /s/ Mark J. Norwicz
                                            ----------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer



                                    PARTNERS FIRST CREDIT CARD MASTER TRUST
                                                (CO-REGISTRANT)



Dates:  August 16, 1999    By:      PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                      (Originator of the Co-Registrant)



                                            /s/ Mark J. Norwicz
                                            ----------------------------
                                            Name:    Mark J. Norwicz
                                            Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description
-----------       --------------------

20                Monthly Servicer's Certificate.